Page numbered in accordance with Rule 0-3(b). Page 1 of 38.
                    The Exhibit Index can be found on Page 4.

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

        Date of Report (Date of earliest event reported) December 5, 1997

                            AW Computer Systems, Inc.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-10329

          New Jersey                                  22-1991981
(State or other  jurisdiction of        (IRS Employer Identification No.)
 incorporation or organization)


             9000A Commerce Parkway, Mount Laurel, New Jersey 08054
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 234-3939

                                       N/A
         (Former name or former address, if changed since last report.)

           Page numbered in accordance with Rule 0-3(b). Page 2 of 38.


Item 5.           Other Events

                  In order to raise funds for the development of new products and for the support of on-going operations, certain officers and directors of AW Computer Systems, Inc. (the "Company") and other individuals purchased a total of 2,625 shares of Series A 10% Redeemable Preferred Stock and related Warrants to purchase 787,500 additional shares of the Class A Common Stock at an exercise price of $0.40 per share. The Warrants are excercisable commencing on the date of issue and terminate two years from issuance. The total proceeds to the Company, net of expenses, was $261,000.

Item 7.           Exhibits

                  20A-1 Form of Subscription Agreement between the Company and the purchasers of the Series A 10% Redeemable Preferred Stock and related Warrants to purchase Common Shares.

                  20A-2 Form of Warrant issued to the purchasers of the Series A 10% Redeemable Preferred Stock and related Warrants to purchase Common Shares.

           Page numbered in accordance with Rule 0-3(b). Page 3 of 38.


                                   Signatures


In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     AW COMPUTER SYSTEMS, INC.
                                                     (REGISTRANT)


Date:  December 17, 1997                             \s\Charles Welch
                                                     Charles Welch
                                                     CEO/President

           Page numbered in accordance with Rule 0-3(b). Page 4 of 38.



                                  EXHIBIT INDEX

                                                                           Rule 0-3(b) Page
                                                                          Numbered Where the
                                                                             Exhibit can
 Exhibit Number                         Description                           be Found

     20A-1        Form  of   Subscription   Agreement   between  the
                  Company  and the  purchasers  of the  Series A 10%            Page2.
                  Redeemable  Preferred  Stock and related  Warrants
                  to purchase Common Shares.



     20A-2        Form of Warrant  issued to the  purchasers  of the            Page 2.
                  Series  A  10%  Redeemable   Preferred  Stock  and
                  related Warrants to purchase 75,000 Common Shares

           Page numbered in accordance with Rule 0-3(b). Page 5 of 38.

                                                                   EXHIBIT 20A-1

                            AW COMPUTER SYSTEMS, INC
                             SUBSCRIPTION AGREEMENT


To:      AW Computer Systems, Inc.
         9000A Commerce Parkway
         Mount Laurel, New Jersey 08054


         The undersigned hereby subscribes for the United States dollar amount indicated on the signature page hereto of Series A 10% Redeemable Preferred Stock (the "Preferred Stock" and the terms of the rights and preferences also referred to as the "Preferred Stock" set forth on Exhibit A hereto) and related warrants set forth on Exhibit B hereto (the "Warrant") of AW Computer Systems, Inc., a New Jersey corporation (the "Company"). The issuance of Preferred Stock and related Warrants are part of a financing of Preferred Stock and Warrants on like terms for aggregate gross proceeds of up to $1,000,000 (the "November 1997 Series A Preferred Stock Financing"). The November 1997 Series A Preferred Stock Financing involves the sale of Units, consisting of one share of Preferred Stock and a Warrant to purchase three hundred (300) Class A Common Shares of the Company. The Warrants are exercisable at $0.40 per Class A Common Share. Each Unit has a purchase price of $100.00. The Company shall redeem solely from working capital the shares on or before the first anniversary of the issuance of the Preferred Stock. Dividends on Series A 10% Redeemable Preferred Stock are payable in cash of additional shares of Series A 10% Redeemable Preferred Stock.

         The undersigned hereby acknowledges receipt of the Preferred Stock, the Warrant, the annual report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report"), Form 10-Q for the period end September 30, 1997, and confirms that it or he has thoroughly read the contents of the Preferred Stock, the Warrant, the Annual Report, Form 10-Q, and the risk factors and other information set forth herein and understands the nature of the proposed investment, including all associated risk factors.

         IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF AW COMPUTER SYSTEMS, INC. AND THE TERMS OF THIS OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THE PREFERRED STOCK, THE WARRANTS OR THE OTHER DOCUMENTS AS INVESTMENT OR LEGAL ADVICE. THE PREFERRED STOCK, THE WARRANTS AND THE OTHER DOCUMENTS DELIVERED HEREWITH, AS WELL AS THE NATURE OF AN INVESTMENT IN THE SECURITIES OFFERED HEREBY, SHOULD BE REVIEWED BY EACH PROSPECTIVE INVESTOR AND SUCH INVESTOR'S INVESTMENT, TAX, LEGAL, ACCOUNTING AND OTHER ADVISORS.

           Page numbered in accordance with Rule 0-3(b). Page 6 of 38.

         THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH OR APPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES REGULATORY AUTHORITY OF ANY STATE OR PROVINCE, NOR HAS SUCH COMMISSION OR
REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THE DOCUMENTS DELIVERED HEREWITH. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         NO GENERAL SOLICITATION WILL BE CONDUCTED AND NO OFFERING LITERATURE OR ADVERTISING IN ANY FORM WILL OR MAY BE EMPLOYED IN THE OFFERING OF THE PREFERRED STOCK AND RELATED WARRANTS, EXCEPT FOR THE DOCUMENTS ENCLOSED HEREWITH. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED HEREIN OR IN THE DOCUMENTS ENCLOSED HEREWITH AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON.

           Page numbered in accordance with Rule 0-3(b). Page 7 of 38.

                       SUBSCRIPTION AND PAYMENT PROCEDURES

         Subject to the terms and conditions hereof, the undersigned hereby tenders this Subscription Agreement, together with payment in United States Dollars by certified or official bank check or wire transfer of immediately available funds of the amount set forth on the signature page hereto (the "Funds") representing consideration for the principal amount of Preferred Stock and related Warrants indicated on the signature page hereto. Tender of the Funds and this Subscription Agreement shall be made by delivery of same to Charles F. Trapp, Vice President of Finance, of AW Computer Systems, Inc., 9000A Commerce Parkway, Mount Laurel, NJ; telephone number (609) 234-3939 and facsimile number
(609) 234-4173. Wire transfers may be made to:

         Jefferson Bank Downington, PA
         ABA#031901482

         For credit of:
                  Jefferson Bank, NJ
                  Mt. Laurel Office
                  (609) 722-1600

         FBO:
                  AW Computer Systems, Inc.
                  Acct. #10-15397

                             ACCEPTANCE OF AGREEMENT

         It is understood and agreed that the Company shall have the right to accept or reject this subscription, in whole or in part, or to allot the undersigned less than the principal amount of Preferred Stock and related
Warrants subscribed for. The minimum subscription will be US$25,000, or such lesser amount as shall be determined in the sole discretion of the Company but, in any event, not less than $10,000.00.

           Page numbered in accordance with Rule 0-3(b). Page 8 of 38.

                         REPRESENTATIONS, WARRANTIES AND
                          COVENANTS OF THE UNDERSIGNED

         The undersigned hereby represents, warrants and covenants to the Company as follows:

         The undersigned is an "Accredited Investor," as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended, (the "Act"), in that the undersigned is (check one):

         __       A natural  person  whose  individual  net worth,  or joint net worth with spouse, presently exceeds $1,000,000.

         __       A natural person having had income of in excess of $200,000 or joint income with spouse in excess of $300,000, in each of 1995 and 1996 and a reasonable expectation of having such income in 1997.

         __       A trust  with  total  assets  in excess  of  $5,000,000  whose purchase is directed by a sophisticated person, as defined in Rule 506 of Regulation D.

         __       A bank, savings and loan association, broker-dealer, insurance company, investment company, Small Business Investment Company or employee benefit plan, as defined in Rule 501 of Regulation D; (Specify which and provide documentation of such status:)

         __       A private business  development  company as defined in Section
202(a)(22) of the Investment Advisers Act; (Provide documentation of such status.)

         __       An organization described in Section 501(c)(3) of the Internal
Revenue Code of 1986, as amended, or a trust not formed for the specific purpose of acquiring the Units and having total assets in excess of $5,000,0000; (Specify which and provide documentation of such status:)

         __       A director or executive officer of the Company.

         __       An  entity  in  which  all  of  the  owners  are   "Accredited
Investors."

           Page numbered in accordance with Rule 0-3(b). Page 9 of 38.

         The address set forth below is the undersigned's true and correct residence or domicile, and the undersigned has no present intention of becoming a resident of any other state or jurisdiction.

         The undersigned has received and has carefully read the Preferred Stock, the related Warrant and the other documents included herewith and the risk factors set forth in this Subscription Agreement.

         The undersigned has had an opportunity to ask questions of and receive answers from the Company, or a person or persons acting on the Company's behalf, concerning the terms and conditions of an investment in the Preferred Stock and the Class A Common Shares issuable by the Company upon the exercise of the related Warrant and the business and affairs of the Company, and all such questions have been answered to the full satisfaction of the undersigned.

         The undersigned understands that the Preferred Stock, the Class A Common Shares issuable by the Company upon exercise of the related Warrant have not been registered under the Act or any state securities act in reliance on an exemption from such registration and the undersigned further understands that he or it is purchasing the Preferred Stock and the related Warrant based solely upon the Subscription Agreement and the documents delivered in connection herewith and is not relying upon any other offering literature or any representations or statements in purchasing the Preferred Stock and related Warrants.

         The undersigned has attained the age of majority and has the full right, power and authority to execute and deliver this Subscription Agreement and to perform each of his or its obligations hereunder. This Subscription Agreement has been duly executed and delivered on behalf of the undersigned and constitutes the valid and binding obligation of the undersigned enforceable in accordance with its terms. The undersigned is not subject to any restriction or agreement which prohibits or would be violated by the execution and delivery hereof or the consummation of the transactions contemplated herein or pursuant to which the consent of any third person, firm or corporation is required in order to give effect to the transactions contemplated herein.

         The Preferred Stock and related Warrants (including the Class A Common Shares issuable upon exercise of the Warrant) for which the undersigned hereby subscribes are being acquired solely for his or its own account, for investment and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof, except in connection with the registration rights granted pursuant to the Warrant Agreement annexed hereto as Exhibit B; the undersigned has no present plans to enter into any such contract, undertaking, agreement or arrangement. In order to induce the Company to issue and sell to the undersigned the Preferred Stock and related Warrants subscribed for hereby, it is agreed that the Company shall have no obligation to recognize the ownership, beneficial or otherwise, of such Preferred Stock and Warrants by anyone but the undersigned.

          Page numbered in accordance with Rule 0-3(b). Page 10 of 38.

         The undersigned acknowledges and is aware of the following:

                  The current financial resources of the Company are inadequate to pay the accrued dividends on the Preferred Stock and to redeem any shares of Preferred Stock. There can be no assurance that a future financing will be successful or that the proceeds of a financing will be sufficient to fund the redemption of Preferred Stock in whole or in part. There can be no assurance that the Company will have sufficient resources to fund the redemption within one year from the date of issuance of the Preferred Stock or at all.

                  An investment in the Company is highly speculative and involves a significant degree of risk and should not be made by the undersigned unless he or it can afford the loss of his or its entire investment.

                  The undersigned has the financial ability to bear the economic risk of the undersigned's investment in the Preferred Stock and Warrants and has adequate net worth and means of providing for the undersigned's current needs and contingencies to sustain a complete loss of the undersigned's investment and has no need for liquidity in the undersigned's investment in the Preferred Stock and Warrants.

                  There is no trading market in the United States for the Preferred Stock, the Warrants and/or the Class A Common Shares issuable upon exercise of the Warrants. Accordingly, the Preferred Stock (and the Class A Common Shares issuable upon the exercise of the Warrants) should be considered a long-term investment. Holders of Warrants are entitled to registration rights with respect to the Class A Common Shares issuable upon the exercise of the Warrants, as set forth in the Warrant Agreement annexed hereto as Exhibit B.

                  No federal, state or other governmental or self-regulatory agency has made any finding or determination as to the fairness of this offering or any recommendation or endorsement of an investment in the Preferred Stock and related Warrants. This offering is being made only to "accredited investors" as defined in Rule 501 of the Act and, accordingly, the Company is not providing the information required by Rule 502 of the Act.

                  No representation, guarantee, or warranty has ever been made to him by the Company, its shareholders, directors, officers, agents or employees, or any other person, expressly or by implication, with respect to either of the following:

                  The approximate or exact length of time that the undersigned will be required to remain as owner of the Preferred Stock, the Warrants or the Class A Common Shares issuable upon exercise of the Warrants is not known.

          Page numbered in accordance with Rule 0-3(b). Page 11 of 38.

                  The return to be realized upon an investment in the Preferred Stock, the Warrants or the Class A Common Shares issuable upon exercise of the Warrants or the type of consideration, profit or loss (including tax write-offs and/or tax benefits) to be realized, if any, as a result of such investment is not known.

                  The undersigned acknowledges that in formulating his or its decision to acquire the Preferred Stock and related Warrants, he or it has relied solely upon his or its own independent investigation of the Company and its business, assets, financial condition and prospects and has consulted with his or its legal and financial advisors with respect to the nature of his or its investment and the transactions contemplated herein.

                  The undersigned (i) has such knowledge of business and financial affairs as is necessary to enable him or it to understand the nature of the risks attendant to investments in securities in general and to an investment in the Company in particular, and to understand the particular financial and business matters conducted by the Company; (ii) has determined on the basis of consultations with his or its own legal and tax advisors that the purchase of the Preferred Stock and Warrants of the Company is consistent with his or its own investment objectives and income prospects; and (iii) has had access to any and all information concerning the Company which he or his legal and tax advisors requested or considered necessary to make a proper evaluation of his or its investment.

                  The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of delivery. If in any respect such representations and warranties shall not be true and accurate prior to delivery of the funds hereto, the undersigned shall give written notice of such fact to the Company specifying which representations and warranties are not true and accurate and the reasons therefor.


                                  RISK FACTORS

         In evaluating an investment in the Preferred Stock and the Class A Common Shares issuable upon exercise of the Warrants, prospective investors should consider the following factors:

          Page numbered in accordance with Rule 0-3(b). Page 12 of 38.

         Lack of Alternative Financial Resources. The Company is required to redeem the Preferred Stock one year from the date of issuance. In the event that a future financing does not generate sufficient working capital to fund fully the redemption of the Preferred Stock, the Company is required to redeem the Preferred Stock out of its own resources. There can no be assurance that the Company will be able to raise sufficient working capital from a future financing, after deducting fees and expenses, to redeem the Preferred Stock in whole or in part. Moreover, there can be no assurance that the Company will have sufficient financial resources to cover its redemption obligation. The Company continues to pursue a permanent financing in order to continue operations until the rollout of either the CPA product or the Wizard product. There can be no assurance that additional financing will be available on acceptable terms or at all.

         Difficulty in Making Cash Dividend Payments. The Company is experiencing severe liquidity constraints and is, for the most part, dependent on its financings to finance its operations. It is unlikely that the Company will elect to pay cash dividends on the Preferred Stock. In the event that the Company does have the funds, the Company expects that such funds would be applied for working capital purposes.

         Decrease in Net Revenues; Limited Revenues. The Company's revenues have decreased significantly over the last three fiscal years. The Company's revenues in 1996 were $1,000,319 compared to $3,424,341 in 1995, $4,721,168 in 1994 and
$8,324,427 in 1993. These decreases in revenues are primarily due to the fact the Company's products did not achieve expected levels of commercial success, and to product development delays. There can be no assurance that the Company's revenues will not continue to decrease and/or be sufficient to cover operating costs, support product development or ensure the Company achieves profitability.

         History of Operating Losses. For the nine months ended September 30, 1997, the Company sustained a loss of $2,917,338. In 1996, 1995 and 1994, the Company sustained net losses of $3,861,863, $2,314,018 and $1,318,377, respectively. The Company anticipates that losses will continue until such time, if ever, that it can generate sufficient revenues from the sales of its products to cover operating costs. There can be no assurance that the Company's operations will become profitable or that the Company will ever be able to generate cash flows sufficient to sustain its operations. In the report of independent accountants for 1996, it is noted that recurring losses from operations and negative cash flows raise substantial doubt about the Company's ability to continue as a going concern.

         Product Development Delays; Cost Overruns; Uncertainty of Commercial Acceptance; Competing Products. The Company's products are custom-designed, high-performance, computer-based systems to upgrade retailer's point-of-sale ("POS") operations, which require in many cases the development of new software programs and hardware components. The Company has experienced delays in the development of new programs and components, difficulty in meeting customer specifications and cost overruns on fixed price contracts.

          Page numbered in accordance with Rule 0-3(b). Page 13 of 38.

         Development of the Company's computer vision based CPA product is substantially complete. On October 28, 1997, the Company received its initial purchase order to install eleven CPA system. Installation is schedule to begin in January 1997. The Company is currently negotiating the payment terms including the amount of the deposit. If the Company is unable to raise substantial capital, it will be unable to complete the installation of the eleven CPA systems as referred to above. In addition, the Company is in the process of introducing a new pilot product (WIZARD) that has been recently completed the development and testing phases. Acceptance of either or both of these products would generate future revenues, however, there can be no assurance that the Company will not experience production delays or problems with these products or that the Company's marketing efforts will be successful.

         The Company or its competitors may announce new products or technologies that have the potential to replace the Company's products. The introduction of products embodying new technologies or changes in industry standards or customer requirements could render existing products obsolete and unmarketable. There can be no assurance that the announcement of new product offerings by the Company or its competitors will not cause customers to defer purchases of existing Company products, which could have a material adverse effect on the Company's business, financial condition and results of operations.

         Credit Limitations and Restrictions; Capital Constraints. The Company failed to meet the net profit debt covenant under its credit arrangements as of December 31, 1994. On July 21, 1995, the Company and its lender entered into a debt restructuring agreement. In connection with this agreement, the balance of $125,000 remaining on a $400,000 fixed term note was paid in full. The term of the $500,000 note was accelerated from June 1999 to July 1996 and the monthly payments increased from $8,333 to $33,333. Payment of the $550,000 balance on the line of credit, originally scheduled for May 1995, was extended until December 31, 1996. In October 1996, the Company obtained a one year extension of the line of credit until December 31, 1997. In consideration for the extension, the Company issued to the bank a warrant expiring August 31, 1998 to purchase 50,000 Class A Common Shares at $1.25 per share. At December 31, 1996, the line of credit had an outstanding balance of $570,368. In June 1997, the Company exchanged 3,822 shares of Series A 10% Redeemable Preferred Stock, two year Warrants to purchase 764,400 shares of Class A Common Stock at $.50 per share and $45,000 in exchange for cancellation of approximately $474,000 of secured debt and $22,000 of accrued interest. The transaction resulted in a gain of $69,700 and was recorded as an increase to Additional Paid-In Capital.
Approximately $95,400 remains outstanding and due December 31, 1997. In addition, there can be no assurance that the Company will be able to generate sufficient revenues to make the principal payment due December 31, 1997.

          Page numbered in accordance with Rule 0-3(b). Page 14 of 38.

         The Company expects that its existing capital resources, together with the proceeds of the Bridge Financing, will enable it to maintain its current and planned operations through at least the third quarter of 1997. Even if all of the outstanding Warrants to purchase Class A Common Shares are exercised, the proceeds from such exercises would only be sufficient to fund the Company's operations and support limited product development through the fourth quarter of 1997. Thereafter, the Company will need to raise substantial additional capital to fund its operations. The Company intends to seek such additional funding through collaborative or partnering arrangements, the extension of existing arrangements or through public or private equity or debt financings. There can be no assurance that additional financing will be available on acceptable terms or at all. If additional funds are raised by issuing equity securities, further dilution to shareholders will result. If adequate funds are not available, the Company may be required to delay, reduce the scope of or eliminate one or more of its research or development programs, curtail its marketing and sales efforts or to obtain funds through arrangements with strategic partners or others that may require the Company to relinquish rights to certain of its technologies, product candidates or products that the Company would otherwise seek to develop or commercialize. Any such actions would have a material adverse effect on the Company's business, financial condition and results of operations.

         Concentration of Revenues from Large Customers. In each of the years ending December 31, 1996, 1995 and 1994, fewer than 4 customers accounted for more than 50% of the Company's revenues. In 1996, approximately 87% of the Company's revenues were to three customers. The Company anticipates that a substantial amount of its revenues will continue to be concentrated in a limited number of customers. There can be no assurance that the number of customers will increase or that the Company will retain its existing customers.

         Dependence on the Retail Sector. All of the Company's products are designed for customers in the retail sector. The retail sector is highly cyclical, and many retailers have gone bankrupt or experienced financial difficulty. There can be no assurance that continued difficult economic conditions in the retail sector could not have a material adverse effect on the Company's business, financial condition and results of operations.

          Page numbered in accordance with Rule 0-3(b). Page 15 of 38.

         The Company is Dependent Upon Proprietary Technology. The Company's future success will depend in large part on its proprietary technology. The Company relies principally upon copyright, trade secret and contract law to protect its proprietary technology. There can be no assurance that such measures are adequate to protect the Company's proprietary technology. The Company has applied for a patent governing certain aspects of the Checker Productivity Analyzer (CPA) technology. There can be no assurance that the patent application will receive final approval or that others will not seek to challenge the patent application or the patent, if approved, will not be infringed by third parties. In addition, the Company is dependent upon a sole supplier for its digital cameras used in the CPA technology. The Company is actively seeking other suppliers, although there can be no assurance that the Company will be able to find alternative suppliers.

         Effect of Outstanding Warrants and Options; Negative Effect of Substantial Sales. The Company presently has outstanding options and warrants to purchase an aggregate of 4,019,723 Class A Common Shares. All of the foregoing securities represent the right to acquire Class A Common Shares of the Company during various periods of time and at various prices. Holders of these securities are given the opportunity to profit from a rise in the market price of the Class A Common Shares and are likely to exercise its securities at a time when the Company would be able to obtain additional equity capital on more favorable terms.

         Current Registration Statement and Blue Sky Qualification or Exemption Required for Exercise of Warrants. No Warrants may be exercised unless at the time of exercise the Company has filed with the Commission a current prospectus covering Class A Common Shares upon exercise of such Warrant, and such shares have been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of such Warrant.

         Dilution. Purchasers of Units will suffer immediate dilution based upon the difference between the exercise price per Class A Common Share issuable upon exercise of the Warrant and the current net tangible book value per Class A Common Share.

          Page numbered in accordance with Rule 0-3(b). Page 16 of 38.

                                 MISCELLANEOUS.

         The undersigned shall, at the request of the Company, provide such evidence of his or its status as the Company may require in order to comply with the requirements of any applicable securities legislation.

         Within five (5) business days of this offering, subscribers whose subscriptions are accepted shall be provided with a Preferred Stock certificate representing the quotient of the principal amount of Preferred Stock subscribed for divided by 100 and a Warrant representing the right to purchase the number of Class A Common Shares obtained by the product of the number of shares of Preferred Stock set forth on the certificate multiplied by 300.

         Except as otherwise provided herein, this Subscription Agreement shall be binding on and inure to the benefit of the undersigned and the Company and their respective heirs, executors, administrators, successors, legal representatives and assignees. If the undersigned is more than one person, the obligations of the undersigned shall be joint and several, and the representations, warranties and covenants herein contained shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, legatees, devisees, assigns, legal representatives and successors.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

          Page numbered in accordance with Rule 0-3(b). Page 17 of 38.

         This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

                                             INDIVIDUAL (One of More):

$__________________________________          ___________________________________
Principal Amount of Preferred Stock          Signature

$__________________________________          ___________________________________
Dollar Amount of Funds Tendered              Name (Please Print)

Address:

___________________________________          ___________________________________
Number and Street                            Signature

___________________________________          ___________________________________
City, State & Zip                            Name (Please Print)


___________________________________          (________)_________________________
                                             Home Telephone Number w/Area Code

___________________________________
Social Security Number(s) for
Individual(s) or other Identification
Number                                       (________)_________________________
                                             Business Telephone Number w/Area
___________________________________                                      Code
Social Security Number for Spouse


ACCEPTED BY:
AW COMPUTER SYSTEMS, INC.



By:________________________________

          Page numbered in accordance with Rule 0-3(b). Page 18 of 38.


                                             PARTNERSHIP, CORPORATION,
                                             or TRUST:


                                             ___________________________________
                                             Name of Entity (Please Print) Here:


                                             By:________________________________
                                                Signature

                                             ___________________________________
                                             Name and Title (Please Print)

ACCEPTED BY:
AW COMPUTER SYSTEMS, INC.



By:______________________

          Page numbered in accordance with Rule 0-3(b). Page 19 of 38.

                            INDIVIDUAL ACKNOWLEDGMENT

STATE OF                                    )
                                            )  ss.:
COUNTY OF                                   )


          On this  __________________  day  of________________,  1997, before me personally came ________________________________, to me known and known to me to be the person(s) described in and who executed the foregoing instrument, and [he/she/they] duly acknowledge to me that [he/she/they] executed the same.


                                                  ______________________________
                                                  Notary Public


                            CORPORATE ACKNOWLEDGMENT

STATE OF                                    )
                                            )  ss.:
COUNTY OF                                   )

          On this  ____________________ day of  ________________________,  1997,
before me personally came ____________________________________, to me known, who being by me duly sworn, did depose and say that (s)he resides at ; that (s)he is the of , the corporation described in and which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; and it was so affixed by order of the board of directors of said corporation, and that (s)he signed [his] [her] name by like order.

                                                  ______________________________
                                                  Notary Public

          Page numbered in accordance with Rule 0-3(b). Page 20 of 38.

                           PARTNERSHIP ACKNOWLEDGMENT

STATE OF                                    )
                                            )  ss.:
COUNTY OF                                   )

          On this ________________ day of _______________________,  1997, before me personally came to me known, who being by me duly sworn, did depose and say that [he/she/they] [is/are] a partner(s) of , the partnership described in and which executed the foregoing instrument; that the execution of the foregoing instrument was duly approved and authorized by each of the partners of said partnership; and that [he/she/they] signed [his/her/their] name(s) thereto as and for [his/her/their] voluntary act and deed and as and for the voluntary act and deed of said partnership.


                                                  ______________________________
                                                  Notary Public

          Page numbered in accordance with Rule 0-3(b). Page 21 of 38.

                                                                   EXHIBIT 20A-2

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND NEITHER THIS WARRANT NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND THE RULES AND REGULATIONS THEREUNDER. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS WARRANT REPRESENTS THAT IT IS ACQUIRING THIS WARRANT FOR INVESTMENT AND AGREES TO COMPLY IN ALL RESPECTS WITH ANY APPLICABLE STATE SECURITIES LAWS COVERING THE PURCHASE OF THIS WARRANT AND RESTRICTING ITS TRANSFER, COPIES OF WHICH MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS WARRANT TO THE SECRETARY OF THIS COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE AT 9000A COMMERCE PARKWAY, MOUNT LAUREL, NEW JERSEY 08054.

                                               Dated:  December 5, 1997

                                     WARRANT

                   To purchase up to [ ] Class A Common Shares

                            AW COMPUTER SYSTEMS, INC.

                                               Expiring December 4, 1999

                  THIS IS TO CERTIFY THAT, for value received, [ ], or registered assigns (the "Holder"), is entitled, subject to certain conditions set forth in Section 1.01 hereof, to purchase from AW COMPUTER SYSTEMS, INC., a New Jersey corporation (the "Company"), at any time or from time to time after 9:00 a.m., New York City time, on December 5, 1997 and prior to 5:00 p.m. New York City time, on December 4, 1999, at the Company's principal executive office, at the Exercise Price, up to the number of Class A Common Shares, $.01 par value per share (the "Common Stock"), of the Company shown above, all subject to adjustment and upon the terms and conditions as hereinafter provided, and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter described.

                  This Warrant is one of one or more warrants (the "Warrants") of the same form and having the same terms as this Warrant, entitling the holders initially to purchase up to an aggregate of [ ] shares of Common Stock, which warrants were issued along with shares of Series A 10% Redeemable Preferred Stock (the "Series A Preferred Stock") in connection with the Series A Preferred Stock Financing and related matters.

                  Certain terms used in this Warrant are defined in Article IV hereof.

          Page numbered in accordance with Rule 0-3(b). Page 22 of 38.

                                    ARTICLE I

                               METHOD OF EXERCISE

                  1.01. Method of Exercise. To exercise this Warrant in whole or in part, the Holder shall deliver to the Company, at the Company's principal executive office (a) this Warrant, (b) a written notice of such Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, but in no event less than 100 shares, the denominations of the share certificate or certificates desired and the name or names in which such certificates are to be registered, and (c) payment of the Exercise Price with respect to such shares. Such payment may be made, at the option of the Holder, in cash, by certified or bank cashier's check, money order or wire transfer, or in any other manner consented to in writing by the Company, or any combination thereof.

                  The Company shall, as promptly as practicable after receipt of the items required by the previous paragraph, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in said notice. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice or, if such notice shall not specify denominations, in denominations of 100 shares each, and shall be issued in the name of the Holder or such other name as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued, and such Holder or Holders or any other person so designated to be named therein shall be deemed for all purposes to have become a Holder of record of such shares, as of the date the aforementioned notice is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the right to purchase the remaining shares of Common Stock called for by this Warrant which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notations may be made on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants, except that, if share certificates or new
Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes, if any, payable as a result of such transfer shall be paid by the Holder at the time of delivering the aforementioned notice of exercise or promptly upon receipt of a written request of the Company for payment.

                  1.02. Shares To Be Fully Paid and Nonassessable. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and, if the Common Stock is then eligible for listing on any national securities exchanges (as defined in the Exchange Act), quoted on NASDAQ or the OTC Bulletin Board, shall be duly listed or quoted thereon, as the case may be.

          Page numbered in accordance with Rule 0-3(b). Page 23 of 38.

                  1.03. No Fractional Shares To Be Issued. The Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant. If any fractions of a share would, but for this Section, be issuable upon any exercise of this Warrant, in lieu of such fractional share the Company shall pay to the holder, in cash, an amount equal to the same fraction of the Market Price per share of Common Stock for the Trading Day immediately prior to the date of such exercise.

                  1.04. Share Legend. Each certificate for shares of Common Stock issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Act, shall bear the following legend:

                          THE  SHARES  OF  COMMON  STOCK   REPRESENTED  BY  THIS
CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND NEITHER SUCH SHARES OF THE COMMON STOCK NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND THE RULES AND REGULATIONS THEREUNDER. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF SUCH SHARES OF COMMON STOCK CERTIFICATE REPRESENTS THAT IT IS ACQUIRING THIS COMMON STOCK FOR INVESTMENT AND AGREES TO COMPLY IN ALL RESPECTS WITH ANY APPLICABLE STATE SECURITIES LAWS, AND THE WARRANT RELATING TO THIS COMMON STOCK ISSUED PURSUANT TO SUCH WARRANT, COVERING THE PURCHASE OF THIS COMMON STOCK AND RESTRICTING THEIR TRANSFER, COPIES OF WHICH MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THIS COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE AT 9000A COMMERCE PARKWAY, MOUNT LAUREL, NEW JERSEY 08054.

                          Any  certificate  issued  at any time in  exchange  or
substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act) shall also bear such legend unless, in the opinion of counsel reasonably acceptable to the Company, the securities represented thereby need no longer be subject to restrictions on resale under the Act.

          Page numbered in accordance with Rule 0-3(b). Page 24 of 38.

                                   ARTICLE II

                      EXCHANGES, TRANSFERS AND REPLACEMENTS

                  2.01. Exchange and Registration or Transfer of Warrants. Provided, in the opinion of counsel reasonably acceptable to the Company, the following is permitted under the Act, the holder of this Warrant may, at its option, surrender this Warrant at the principal executive office of the Company and receive in exchange therefor a Warrant or Warrants, each for 100 shares of Common Stock or an integral multiple thereof, for the same aggregate number of shares of Common Stock as the Warrant or Warrants so surrendered for exchange and registered to such person or persons as may be designated by such holder.

                  This Warrant may be divided or combined with other Warrants upon presentation hereof and of any Warrant or Warrants with which this Warrant is to be combined at the principal executive office of the Company, together with a written notice specifying the names and denominations in which the new Warrant or Warrants are to be issued, signed by the holders hereof and thereof or their respective duly authorized agents or attorneys. Subject to compliance with this Section 2.01 as to any transfer which may be involved in the division or combination, the Company shall execute and deliver a new Warrant or Warrants to be divided or combined in accordance with such notice.

                  The Company shall keep, at said principal office, a register in which, subject to such reasonable regulations as it may prescribe, the Company shall register or cause to be registered Warrants and shall register or cause to be registered the transfer of the Warrants as provided in this Section
2.01. Such register shall be in written form. Upon due presentment for registration of transfer of any Warrants at such office, the Company shall execute and register or cause to be registered and deliver in the name of the transferee or transferees a new Warrant or Warrants for an equal aggregate number of Shares.

                  The Company shall pay any tax or other governmental charge that may be imposed in connection with any exchange of Warrants not involving a transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with a transfer of Warrants.

          Page numbered in accordance with Rule 0-3(b). Page 25 of 38.

                  2.02. Loss, Theft or Destruction of Warrant Certificates. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Company (the original Warrantholder's or any other institutional Warrantholder's undertaking being satisfactory indemnity in the event of loss, theft, destruction or mutilation of any Warrant owned by such institutional holder), or, in the case of any such mutilation, upon surrender and cancellation of the Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

                  2.03. Change of Principal Executive Office. In the event the Company shall change the address of its principal executive office, the Company shall give the holder of this Warrant notice five (5) calendar days prior to such change.


                                   ARTICLE III

                             ANTIDILUTION PROVISIONS

                  3.01 Adjustments Generally. The Exercise Price and the number of shares of Common Stock (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as provided in this Article III.

                  3.02 Common Stock Reorganization. If the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares or consolidate its outstanding shares of Common Stock into a smaller number of shares (any such event being called a "Common Stock Reorganization"), then (a) the Exercise Price shall be adjusted, effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Common Stock Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization, and (b) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Reorganization by a fraction, the numerator of which shall be the number of shares then outstanding after giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such Common Stock Reorganization.

          Page numbered in accordance with Rule 0-3(b). Page 26 of 38.

                  3.03 Special Dividends. If the Company shall issue or distribute to all or substantially all holders of shares of Common Stock evidences of indebtedness, any other securities of the Company, or any cash, property or other assets, and if such issuance or distribution does not constitute a cash dividend or distribution out of surplus or net profits legally available therefor, or a Common Stock Reorganization (any such nonexcluded event being herein called a "Special Dividend"), the Exercise Price shall be adjusted, effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Special Dividend, to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the Market Price per share of Common Stock on such record date less the then fair market value (as reasonably determined in good faith by the Board of Directors of the Company) of the evidences of indebtedness, securities or property or other assets issued or distributed in such Special Dividend with respect to one share of Common Stock, and the denominator of which shall be the Market Price per share of Common Stock on such record date.

                  3.04   Capital   Reorganizations.   If  there   shall  be  any
consolidation or merger to which the Company is a party, other than a consolidation or a merger in which the Company is a continuing corporation and which does not result in any reclassification of, or change (other than a Common Stock Reorganization or a change in par value) in, outstanding shares of Common Stock, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety (any such event being called a "Capital
Reorganization"), then effective upon the effective date of such Capital Reorganization, the Holder shall have the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including in cash) which the Holder would have owned or have been entitled to receive after such Capital Reorganization if this Warrant had been exercised immediately prior to such Capital Reorganization. As a condition to effecting any Capital Reorganization, the Company or the successor or surviving corporation, as the case may be, shall execute and deliver to each Warrantholder an agreement as to the Warrantholders' rights in accordance with this Section 3.04, providing for subsequent adjustments as nearly equivalent as may be practicable to the adjustments provided for in this Article III. The provisions of this Section 3.04 shall similarly apply to successive Capital Reorganizations.

                  3.05. Certain Other Events. If any event occurs as to which the foregoing provisions of this Article III are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors of the Company, fairly protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then such Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board, to protect such purchase rights as aforesaid, but in no effect of increasing the Exercise Price or decreasing the number event shall any such adjustment have the of shares of Common Stock subject to purchase upon exercise of this Warrant.

          Page numbered in accordance with Rule 0-3(b). Page 27 of 38.

                    3.06. Adjustment Rules.

                          (a) Any adjustments pursuant to this Article III shall
be made successively whenever an event referred to therein shall occur.

                          (b)  If  the  Company  shall  set  a  record  date  to
determine the holders of shares of Common Stock for purposes of a Common Stock Reorganization or Capital Reorganization, and shall legally abandon such action prior to effecting such action, then no adjustment shall be made pursuant to this Article III in respect of such action.

                           (c)  All calculations under this Article III shall be
made to the nearest cent or to the nearest one hundredth (1/100th) of a share, as the case may be. Notwithstanding any provision of this Article III to the contrary, no adjustment in the Exercise Price shall be made if the amount of such adjustment would be less than $0.05, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.05 or more.

                           (d) In any  case  in  which  the  provisions  of this
Article III shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount of cash in lieu of a fractional share of Common Stock pursuant to Section 1.03; provided that the Company upon request shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's rights to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

                  3.07 Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Article III, the Company shall take any action which may be necessary in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock which the holders of Warrants are entitled to receive upon exercise thereof.

          Page numbered in accordance with Rule 0-3(b). Page 28 of 38.

                  3.08 Statement Regarding Adjustment. Whenever the Exercise Price or the number of shares received upon exercise of the Warrants shall be adjusted as provided in Article III, the Company shall forthwith file, at the office of any transfer agent for the Warrants and at the principal office of the Company, a statement showing in detail the facts requiring such adjustment and the Exercise Price and the number of shares received upon exercise of the Warrants that shall be in effect after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each holder of Warrants, at its address appearing on the Company's records. Each such statement shall be signed by the Company's independent public accountants. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of
Section 3.08. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

                  3.09 Notice to Holders. In the event the Company shall propose to take any action of the type described in Article III (but only if the action of the type described in Article III would result in an adjustment in the Exercise Price or the number of shares received upon exercise of the Warrants), or to declare any cash dividends or distribution out of surplus or net profits legally available therefor, the Company shall give notice to each Warrantholder in the manner set forth in Section 3.09, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of the Warrants. In the case of any action which would require the fixing of a record date, such notice shall be given at least 15 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 20 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

                                   ARTICLE IV

                                   DEFINITIONS

                  The following terms, as used in this Warrant, have the following respective meanings:

                  "Act" means the Securities Act of 1933, as amended, and any similar or successor Federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

          Page numbered in accordance with Rule 0-3(b). Page 29 of 38.

                  The "November 1997 Series A Preferred Stock Financing" shall mean the financing as of November 28, 1997 whereby the Company is seeking up to $1,000,000 in exchange for the issuance of up to 1,000 Units consisting of Series A 10% Preferred Stock and related warrants.

                  "Capital  Reorganization"  shall have the meaning set forth in
Section 3.04 hereof.

                  "Closing Price" on any day means (a) if the Common Stock is listed or admitted for trading on a national securities exchange, the reported last sales price regular way or, if no such reported sale occurs on such day, the average of the closing bid and asked prices regular way on such day, in each case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, (b) if the Common Stock is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the- counter market on such day as reported by NASDAQ, OTC Bulletin Board, or any comparable system or, if not so reported, as reported by any New York Stock Exchange member firm selected by the Company for such purpose or (c) if no such quotations are available on such day, the fair market value of one share of Common Stock on such day as determined in good faith by the Board of Directors of the Company.

                  "Common Stock" shall have the meaning set forth in the first paragraph of this Warrant, subject to adjustment pursuant to Article III.

                  "Common Stock Reorganization" shall have the meaning set forth in Section 3.02 hereof.

                  "Company" shall have the meaning set forth in the first paragraph of this Warrant.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any similar or successor Federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

                  "Exercise Price" means U.S. $0.40 per share of Common Stock, subject to adjustment pursuant to Article III hereof.

                  "Holder" shall have the meaning set forth in the first paragraph of this Warrant.

                  "Market Price" on any day means the average of the daily Closing Prices of a share of Common Stock for the 20 consecutive Trading Days ending on the most recent Trading Day for which a closing price is available and if the Common Stock is not then publicly traded Market Price shall be determined in good faith by the Board of Directors of the Company.

          Page numbered in accordance with Rule 0-3(b). Page 30 of 38.

                  "NASD" means The National Association of Securities Dealers, Inc.
                  "NASDAQ" means The National Association of Securities Dealers, Inc. Automated Quotation System.

                  "OTC Bulletin Board" means Over-the-Counter Bulletin Board.

                  "Registrable Securities" means 100% of the number of shares of the Company's Common Stock issuable upon exercise of this Warrant issued as part of the Units pursuant to the Series A Preferred Stock Financing.

                  "Securities Act" means the Securities Act of 1933.

                  "Total Warrant Shares" means the number of shares of Common Stock set forth on the face of this Warrant, subject to adjustment pursuant to
Article III.

                  "Trading Day" means (a) if the Common Stock is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for business or (b) if the Common Stock is not so listed or admitted to trading, a day on which any New York Stock Exchange member firm is open for business.

                  "Warrantholder" means a holder of a Warrant.

                  "Warrants" shall have the meaning set forth in the second paragraph of this Warrant.

                  "Warrant Common Stock" means the resulting Common Stock from the exercise of the warrant.

                                    ARTICLE V

                     REDEMPTION AND CANCELLATION OF WARRANTS

                  5.01 Redemption of Warrants. The Warrants are not redeemable by the Company and the Company has no rights to purchase or otherwise acquire the Warrants.

                  5.02 Cancellation of Warrants. The Company shall cancel any Warrant surrendered for transfer, exchange or exercise.

          Page numbered in accordance with Rule 0-3(b). Page 31 of 38.

                                   ARTICLE VI

                               REGISTRATION RIGHTS

                  6.01 Registration Rights. The Company shall be required to file a registration statement covering the Registrable Securities with the Securities and Exchange Commission within one year from the aforesaid closing date. In connection with any such registration, the Company shall:

                           (a)     promptly  (but not less than thirty (30) days
prior to the filing of any registration statement) give written notice thereof (which shall include a list of the jurisdictions, if any, in which the Company intends to register or qualify such securities under the applicable blue sky or other state securities laws) to each Holder or holder of Warrant Common Stock;

                            (b)    use  its  best   efforts   to   effect   such
registration and any qualification and compliance relating thereto, including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with the Securities Act and any other governmental requirements or regulations as would permit or facilitate:

                                    (i)  the  sale  and   distribution   of  all
Warrant Common Stock; and

                                    (ii) the  exercise  of the  Warrant  (to the
extent not expired) to the extent outstanding and the sale and distribution of all Warrant Common Stock issued upon such exercise.

                  6.02 Blue Sky Qualification. The Company shall only be required to register or qualify the Warrant or the Warrant Common Stock in such jurisdictions as it shall determine in its sole discretion and each Holder agrees only to offer or sell or exercise the Warrant or the Warrant Common Stock in such jurisdictions as the same shall be so registered or qualified.

                  6.03 Expenses. The Company shall bear all expenses in connection with such registration, qualification and compliance under this
Section 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of the Company's counsel and of a singe firm of legal counsel retained by the Holders or holders of Warrant Common Stock and expenses of any audits incident to or required by any such registration, qualification and compliance, provided, that the Company shall not, in any event, be required to bear the cost of any commissions and compensation paid, and concessions and discounts allowed to, underwriters, dealers or others performing similar functions in connection with the sale and distribution of the Warrant or Warrant Common Stock sold by any holders thereof.

          Page numbered in accordance with Rule 0-3(b). Page 32 of 38.

                  6.04   Indemnification.

                         (a)   If  Registrable  Securities  are  included  in  a
Registration Statement, the Company will indemnify the Holder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or (B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(C) any violation by the Company of any rule or regulation promulgated under the Act applicable to the Company and relating to action or inaction required of the Company in connection with any registration, qualification or compliance, and will reimburse the Holder for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holder specifically for use therein.

                         (b)   Each party entitled to indemnification under this
Section 6.04 (sometimes referred to as the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that unless such failure materially and adversely affects the rights or abilities of the Indemnifying Party to defend such action, the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6.04. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. If any such Indemnified Party shall have reasonably concluded that there may be one or more legal defenses available to such Indemnified Party which is different from or additional to those available to the Indemnifying Party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 6.04, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party and such Indemnifying Party shall reimburse such Indemnified Party for that portion of the fees and expenses of any counsel retained by the Indemnified Party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 6.04.

          Page numbered in accordance with Rule 0-3(b). Page 33 of 38.

                         (c)   If  the  indemnification  provided  for  in  this
Section 6.04 shall for any reason be unenforceable by an indemnified party, although otherwise available in accordance with its terms, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses with respect to which such indemnified party has claimed indemnification, in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the indemnifying party on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The Company and each Holder agree that it would not be just and equitable if contribution pursuant hereto were to be determined by pro rata allocation or by any other method of allocation which does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to herein shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

                  6.05 Information by the Investor.  The Holder shall furnish in writing to the Company such information regarding the Holder and the distribution proposed by the Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Article VI.

                  6.06 Notification; Continuation of Effectiveness. In the case of each registration, qualification and compliance pursuant to this Section 6, the Company will keep all Holders and all holders of Warrant Common Stock promptly advised in writing as to the initiation of proceedings for such registration, qualification and compliance and as to the completion thereof, and will advise, upon request, of the progress of such proceedings. The Company will, at its expense, keep such registration, qualification and compliance effective, unless otherwise noted herein, for a period of twelve months, or in each case for such longer period as may be required by the Act, by such action as may be necessary or appropriate to permit the exercise or sale and distribution during such period of any Warrant not theretofore exercised or sold and distributed and the sale or distribution of Warrant Common Stock not theretofore sold or distributed including, without limitation, the filing of post-effective amendments and supplements to any registration statement or prospectus necessary to keep the registration current and further qualification under any applicable blue sky or other state securities law, all as requested by any Holder or holder of Warrant Common Stock with respect to which such registration is being effected.

          Page numbered in accordance with Rule 0-3(b). Page 34 of 38.

                  6.07 Transfer of Registration Rights. The rights to cause the Company to register securities granted by the Company under this Article VI may be assigned by the Holder to a transferee or assignee of all or less than all the Registrable Securities, provided that such transfer may otherwise be effected in accordance with applicable securities laws and that the Company is given written notice, as provided in Article VI.

                  6.08 Prospectuses, etc. The Company will, at its expense, furnish to each Holder or holder of Warrant Common Stock with respect to which registration has been effected, such number of prospectuses, offering circulars and other documents incident to such registration and related qualification or compliance as such holder from time to time may reasonably request.

                  6.09 Listing on Securities Exchanges, etc. The Company will, at its expense, promptly list on each national securities exchange, NASDAQ, or OTC Bulletin Board, on which Common Stock is at the time listed, upon official notice of issuance upon the exercise of the Warrant, and maintain such listing of, all shares of Common Stock from time to time issuable upon the exercise of the Warrant, and when and if required by the Securities Exchange Act of 1934 (or any similar statute then in effect) will register thereunder all shares of Common Stock from time to time so issuable.

                  6.10 Underwritten Offerings. In the event any registration under this Article VI is underwritten and the managing underwriter determines in writing that the inclusion of all Registrable Securities that are to be included would materially interfere with the successful completion thereof in the reasonable judgment of such managing underwriter, then the number of Registrable Securities to be included may be reduced on the same basis as other selling stockholders in such registration.

                                   ARTICLE VII

                                  MISCELLANEOUS

                  7.01 Notices.  All notices,  requests and other communications provided for herein shall be in writing, and shall be deemed to have been made or given when delivered or mailed, first class, postage prepaid, or sent by telex or other telegraphic communications equipment. Such notices and communications shall be addressed:

                       (a)  if to the Company, to
                                   9000A Commerce Parkway
                                   Mount Laurel, New Jersey 08054
                                   Attention:  Michael P. Lutze, Secretary; or

          Page numbered in accordance with Rule 0-3(b). Page 35 of 38.

                       (b) if to the Holder, to its address as shown on the registry books maintained pursuant to Section 2.01; or in any of the foregoing cases at such other address as such Person may hereafter specify for such purpose by notice to the other Persons referred to above.

                  7.02 Waivers; Amendments. No failure or delay of the Holder in exercising any right, power or privilege, hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof, or any abandonment or discontinuance of steps to enforce such a right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived if, but only if, such amendment, modification or waiver is in writing and is signed by a majority of the holders of the Warrants; provided that no amendment, modification or waiver may change the exercise price of (including without limitation any adjustments or any provisions with respect to adjustments, the expiration of or the manner of exercising the Warrants) without the consent in writing of all of the holders of the Warrants outstanding.

                  7.03 Governing Law. This Warrant shall be construed in accordance with and governed by the laws of the State of New York applicable to contracts made and to be fully performed therein.

                  7.04 Survival of Agreements; Representations and Warranties, etc. All warranties, representations and covenants made by the Company herein or in any certificate or other instrument delivered by or on behalf of it in connection herewith or the Notes shall be considered to have been relied upon by the Holder and shall survive the issuance and delivery of the Warrants and the shares of Common Stock issuable upon exercise of this Warrant, and shall continue in full force and effect so long as this Warrant is outstanding. All statements in any such certificate or other instrument shall constitute representations and warranties hereunder.

                  7.05 Covenants To Bind Successor and Assigns. All the covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether or not so expressed.

                  7.06 Severability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired in such jurisdiction and shall not invalidate or render illegal or unenforceable such provision in any other jurisdiction.

                  7.07 Headings. The headings used herein are for convenience of reference only and shall not be deemed to be a part of this Warrant.

                  7.08 No Rights as Stockholder. This Warrant shall not entitle the Holder to any rights as a stockholder of the Company.

          Page numbered in accordance with Rule 0-3(b). Page 36 of 38.

                  7.09 Pronouns. The pronouns "it" and "its" herein shall be deemed to mean "he" or "his", as the context requires.

                  IN WITNESS WHEREOF, AW Computer Systems, Inc. has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, and its corporate seal to be hereunto affixed, attested by its Secretary or an Assistant Secretary, all as of the day and year first above written.


AW COMPUTER SYSTEMS, INC.



By:________________________
   Charles Welch, President

Attest:


___________________________
Secretary

          Page numbered in accordance with Rule 0-3(b). Page 37 of 38.

                                SUBSCRIPTION FORM

                     To Be Executed by the Registered Holder
                          in Order to Exercise Warrants

The undersigned Registered Holder hereby irrevocably elects to exercise ____________ Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of

           PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER:


                   __________________________________________


                   _________________________________________

                   _________________________________________

                   _________________________________________
                     Please print or type name and address

                               and be delivered to

                   _________________________________________

                   _________________________________________

                   _________________________________________
                     Please print or type name and address

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

                   _________________________________________

                   _________________________________________

                   _________________________________________
                                      Address

                    _________________________________________
                        Taxpayer Identification Number

                    _________________________________________
                                Signature Guaranteed

          Page numbered in accordance with Rule 0-3(b). Page 38 of 38.

                                   ASSIGNMENT

                     To Be Executed by the Registered Holder
                           in Order to Assign Warrants

FOR VALUE RECEIVED,_________________________ hereby sells, assigns and transfers unto

           PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER:


                   _________________________________________

                   _________________________________________

                   _________________________________________
                      Please print or type name and address


__________________________________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints _____________________ Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.



_________________________________            ___________________________________
                                             Signature Guaranteed


THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.